 DEUTSCHE BANK  June 5, 2025

 FORWARD LOOKING STATEMENTS  Certain statements in this release, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result" and similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise, except to the extent required by law.   Risks and uncertainties to which our forward-looking statements are subject include, without limitation: (1) the ability to successfully manage global financial risks, including foreign currency fluctuations, currency exchange, pricing controls or tariffs; (2) the ability to successfully manage local, regional or global economic volatility, including reduced market growth rates, and to generate sufficient income and cash flow to allow the Company to effect the expected share repurchases and dividend payments; (3) the ability to successfully manage uncertainties related to changing political and geopolitical conditions and potential implications such as exchange rate fluctuations, market contraction, boycotts, sanctions, tariffs or other trade controls; (4) the ability to manage disruptions in credit markets or to our banking partners or changes to our credit rating; (5) the ability to maintain key manufacturing and supply arrangements (including execution of supply chain optimizations and sole supplier and sole manufacturing plant arrangements) and to manage disruption of business due to various factors, including ones outside of our control, such as natural disasters, acts of war or terrorism or disease outbreaks; (6) the ability to successfully manage cost fluctuations and pressures, including prices of commodities and raw materials and costs of labor, transportation, energy, pension and healthcare; (7) the ability to compete with our local and global competitors in new and existing sales channels, including by successfully responding to competitive factors such as prices, promotional incentives and trade terms for products; (8) the ability to manage and maintain key customer relationships; (9) the ability to protect our reputation and brand equity by successfully managing real or perceived issues, including concerns about safety, quality, ingredients, efficacy, packaging content, supply chain practices or similar matters that may arise; (10) the ability to successfully manage the financial, legal, reputational and operational risk associated with third-party relationships, such as our suppliers, contract manufacturers, distributors, contractors and external business partners; (11) the ability to rely on and maintain key company and third-party information and operational technology systems, networks and services and maintain the security and functionality of such systems, networks and services and the data contained therein; (12) the ability to successfully manage the demand, supply and operational challenges, as well as governmental responses or mandates, associated with a disease outbreak, including epidemics, pandemics or similar widespread public health concerns; (13) the ability to stay on the leading edge of innovation, obtain necessary intellectual property protections and successfully respond to changing consumer habits, evolving digital marketing and selling platform requirements and technological advances attained by, and patents granted to, competitors; (14) the ability to successfully manage our ongoing acquisition, divestiture and joint venture activities, in each case to achieve the Company's overall business strategy and financial objectives, without impacting the delivery of base business objectives; (15) the ability to successfully achieve productivity improvements and cost savings and manage ongoing organizational changes while successfully identifying, developing and retaining key employees, including in key growth markets where the availability of skilled or experienced employees may be limited; (16) the ability to successfully manage current and expanding regulatory and legal requirements and matters (including, without limitation, those laws and regulations involving product liability, product and packaging composition, manufacturing processes, intellectual property, labor and employment, antitrust, privacy, cybersecurity and data protection, artificial intelligence, tax, the environment, due diligence, risk oversight, accounting and financial reporting) and to resolve new and pending matters within current estimates; (17) the ability to manage changes in applicable tax laws and regulations; and (18) the ability to successfully achieve our ambition of reducing our greenhouse gas emissions and delivering progress towards our environmental sustainability priorities.   For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

 REGULATION FD AND G DISCLOSURE  For a full reconciliation,please visit:www.pginvestor.com

 AGENDA  RESULTS  STRATEGY  EMERGING MARKETS UPDATE  SUPERIORITY AND PRODUCTIVITY CAPABILITIES

 9 of 10  CATEGORIES  GREW /  HELD  RESULTSORGANIC SALES GROWTH

 +2%  FOCUS  +1%  ENTERPRISE  9 of 10  CATEGORIES  GREW /  HELD  ORGANIC SALESQ1-Q3 2025  Personal Health Care   +5%   Family Care  +4%  Grooming  +3%  Home Care  +3%  Oral Care  +3%  Fabric Care  +1%  Hair Care  +1%  Feminine Care   +1%  Skin & Personal Care   In-line   Baby Care   -2%

 +2%  FOCUS  +1%  ENTERPRISE  ORGANIC SALESQ1-Q3 2025

BUSINESS RESULTS

	FY '17	FY '18	FY '19	FY '20	FY '21	FY '22	FY '23	FY '24	FY '25E
Organic Sales	+2%	+1%	+5%	+6%	+6%	+7%	+7%	+4%	+2%
Core EPS	+7%	+8%	+7%	+13%	+11%	+3%	+2%	+12%	+2-4%
Currency Neutral Core EPS	+11%	+6%	+15%	+17%	+11%	+5%	+11%	+16%	+3-5%
Adjusted Free Cash Flow Productivity	94%	104%	105%	114%	107%	93%	95%	105%	90%

 RETURNING VALUE TO SHAREHOLDERS  DIVIDENDS INCREASES  ADJUSTED FREE CASH FLOW  PRODUCTIVITY  CASH RETURNED TO OWNERS via Dividends & Share Repurchase  DIVIDENDS PAYMENTS  69CONSECUTIVEYEARS   103%P10Y AVG   $146 Bn P10Y   135CONSECUTIVEYEARS  TSR

 TSR  BALANCED GROWTH & VALUE CREATION  Top-line  Growth  Bottom-line  Growth  Cash  Generation

 INCREASED VOLATILITY  TARIFF  IMPACTS  CONSUMER   AND RETAIL  MARKETS  GEOPOLITICAL  DYNAMICS

 OPPORTUNITIES FOR GROWTH

 SUSTAIN EXCELLENCE  In Service to Consumers, Customers, Employees, Society & Shareowners  AREAS OF FOCUS  ENVIRONMENTAL  SUSTAINABILITY  DIGITAL ACUMEN  EMPLOYEE   VALUE EQUATION  SUPPLY CHAIN  INTEGRATED  GROWTH STRATEGY  SUPERIORITY  TO WIN WITH CONSUMERS  PRODUCTIVITY  TO FUEL INVESTMENTS  ORGANIZATION  EMPOWERED • AGILE  ACCOUNTABLE  PORTFOLIO  PERFORMANCE DRIVES   BRAND CHOICE  CONSTRUCTIVE  DISRUPTION  ACROSS OUR BUSINESS

 NEW BUSINESSES  PRODUCTIVITY  RESULTS

 PRODUCTIVITY  RESULTS  $1.8Bn   per year

 ANNOUNCING  2-YEAR NON-CORE RESTRUCTURING PROGRAM

 PORTFOLIO  CHOICES  ACCELERATING OPPORTUNITIES2-YEAR NON-CORE RESTRUCTURING  Brand Exits  Select Brand Divestitures  Potential Market Exits

 SUPPLY  CHAIN  ACCELERATING OPPORTUNITIES2-YEAR NON-CORE RESTRUCTURING  Production Efficiency  Faster Innovation  Reliability & Resilience

 ORGANIZATION  DESIGN  ACCELERATING OPPORTUNITIES2-YEAR NON-CORE RESTRUCTURING  Integrated, Faster Decision Making  Better & Broader Career Opportunities  Well Rounded End-to-End Leadership Talent  Up to 7,000 Non-manufacturing Roles (~15%)

 SUPPLY  CHAIN  ORGANIZATION  DESIGN  PORTFOLIO  CHOICES  ACCELERATING OPPORTUNITIES2-YEAR NON-CORE RESTRUCTURING

 LONG-TERM GROWTH ALGORITHM  Organic Sales  Grow Ahead of the Market   Core EPS  Mid-to-High Single Digits   Adjusted Free Cash Flow Productivity   90%+  Share  Growth  Improve  Margins  Top-Third  TSR  TSR

 SUSTAIN EXCELLENCE  In Service to Consumers, Customers, Employees, Society & Shareowners  AREAS OF FOCUS  ENVIRONMENTAL  SUSTAINABILITY  DIGITAL ACUMEN  EMPLOYEE   VALUE EQUATION  SUPPLY CHAIN  INTEGRATED  GROWTH STRATEGY  SUPERIORITY  TO WIN WITH CONSUMERS  PRODUCTIVITY  TO FUEL INVESTMENTS  ORGANIZATION  EMPOWERED • AGILE  ACCOUNTABLE  PORTFOLIO  PERFORMANCE DRIVES   BRAND CHOICE  CONSTRUCTIVE  DISRUPTION  ACROSS OUR BUSINESS

 FOCUSED PORTFOLIO  P DAILY USE P PERFORMANCE DRIVES BRAND CHOICE

 SUPERIORITYTO WIN WITH CONSUMERS  Superior  Products  Superior  Packaging  Superior Consumer  & Customer  Value Equation  Superior Brand  Communication  Superior Retail  Execution  New Standard  Of Excellence

 PRODUCTIVITYINTEGRATED INTO THE STRATEGY  MATERIALS  MANUFACTURING  Ad SPEND &  promotion  Working  Capital  OVERHEAD  Delivering the same or better output measures…   with lower spending or resource investment.  SUPPLY  CHAIN  DIGITIZATION & DATA ANALYTICS  BRAND BUILDING  LEAN INNOVATION

 LEADING CONSTRUCTIVE DISRUPTIONACROSS THE VALUE CHAIN  SUPPLY  CHAIN  DIGITIZATION & DATA ANALYTICS  BRAND BUILDING  LEAN INNOVATION  BEAUTY  BABY,  FEMININE and FAMILY CARE  HEALTH   CARE  GROOMING  FABRIC and   HOME CARE  SECTOR BUSINESS UNITS  GBS and CORPORATE RESOURCES  FOCUS MARKETS / MARKET OPERATIONS  ENTERPRISE MARKETS

 FOCUSED & AGILE ORGANIZATION  BEAUTY  BABY,  FEMININE and FAMILY CARE  HEALTH   CARE  GROOMING  FABRIC and   HOME CARE  SECTOR BUSINESS UNITS  GBS and CORPORATE RESOURCES  FOCUS MARKETS / MARKET OPERATIONS  ENTERPRISE MARKETS

 SUSTAIN EXCELLENCE  In Service to Consumers, Customers, Employees, Society & Shareowners  INTEGRATED  GROWTH STRATEGY  AREAS OF FOCUS  ENVIRONMENTAL  SUSTAINABILITY  DIGITAL ACUMEN  EMPLOYEE   VALUE EQUATION  SUPPLY CHAIN  SUPERIORITY  TO WIN WITH CONSUMERS  PRODUCTIVITY  TO FUEL INVESTMENTS  ORGANIZATION  EMPOWERED • AGILE  ACCOUNTABLE  PORTFOLIO  PERFORMANCE DRIVES   BRAND CHOICE  CONSTRUCTIVE  DISRUPTION  ACROSS OUR BUSINESS

 STRONG RESULTSENTERPRISE MARKETS  FY ‘18  FY ’19 – FY ‘24 CAGR  ORGANIC SALES  0%   +8%   AT PROFIT  Declining  Double-Digit Growth  AT PROFIT Excluding FX  Low Single-Digit Growth   +30% Growth  Excludes Russia, which is reported in Enterprise Market Results as of July 1, 2022

 ENTERPRISE MARKETS

INTEGRATED GROWTH STRATEGY


PORTFOLIO
PERFORMANCE DRIVES BRAND CHOICE
ORGANIZATION
EMPOWERED • AGILE ACCOUNTABLE
SUPERIORITY
TO WIN WITH CONSUMERS
LEAN INNOVATION
BRAND BUILDING
SUPPLY CHAIN
DIGITIZATION & DATA ANALYTICS
CONSTRUCTIVE DISRUPTION
ACROSS OUR BUSINESS
MATERIALS
MANUFACTURING
OVERHEAD
AD SPEND & PROMOTION
WORKING CAPITAL
PRODUCTIVITY
TO FUEL INVESTMENTS

ABSOLUTE SUPERIORITY  Superior  Products  Superior  Packaging  Superior Consumer  & Customer  Value Equation  Superior Brand  Communication  Superior Retail  Execution  New Standard  Of Excellence

 ANTIPERSPIRANTS & DEODORANTS

 CAPABILITIES ENABLING ABSOLUTE SUPERIORITY

 EFFECTIVENESS  REACH  ABSOLUTE SUPERIORITYIN BRAND COMMUNICATIONS  EFFICIENCY

 SUPERIOR BRAND COMMUNICATIONAUTOMATED MEDIA BUYING  CONSUMER 360  MediaViewingData  ConsumerData  TARGET AUDIENCE ALGORITHMS   right frequency each week, year-round

 MEDIA REACH PROGRESS  80%  75%

 BRAND SUPERIORITY CAMPAIGNS  ADVERTISING EFFECTIVENESS & EFFICIENCY

 SUPERIOR RETAILDIGITAL SHELF TOOLS  ADJUSTS  ADS EVERY 15 MINUTES  INCREASE SALES RETURN 4X  DRIVING CATEGORY GROWTH  SEARCH AUTOBIDDER  GENERATIVE AI  OPTIMIZE ADS & PRODUCT DESCRIPTIONS    IMPROVE SEARCH & INCREASE PURCHASE   SEARCH CONTENT OPTIMIZER

 SUPPLY CHAIN  3.0

 PRODUCTIVITYACROSS THE SUPPLY CHAIN  TOUCHLESS  PLANNING

 PRODUCTIVITYACROSS THE SUPPLY CHAIN  TOUCHLESS  PLANNING  TOUCHLESS  QUALITY

 TOUCHLESS FLOW: WAREHOUSING COMMAND CENTER

 SUPPLY CHAIN  3.0

 SUSTAIN EXCELLENCE  In Service to Consumers, Customers, Employees, Society & Shareowners  AREAS OF FOCUS  ENVIRONMENTAL  SUSTAINABILITY  DIGITAL ACUMEN  EMPLOYEE   VALUE EQUATION  SUPPLY CHAIN  INTEGRATED  GROWTH STRATEGY  SUPERIORITY  TO WIN WITH CONSUMERS  PRODUCTIVITY  TO FUEL INVESTMENTS  ORGANIZATION  EMPOWERED • AGILE  ACCOUNTABLE  PORTFOLIO  PERFORMANCE DRIVES   BRAND CHOICE  CONSTRUCTIVE  DISRUPTION  ACROSS OUR BUSINESS

 Q&A

The Procter & Gamble Company Regulation G Reconciliation of Non-GAAP Measures

In accordance with the SEC's Regulation G, the following provides definitions of the non-GAAP measures used in Procter & Gamble's June 5, 2025, Deutsche Bank dbAccess Global Consumer Conference presentation, associated slides and other materials and the reconciliation to the most closely related GAAP measure. We believe that these measures provide useful perspective on underlying business trends (i.e., trends excluding non-recurring or unusual items) and results and provide a supplemental measure of year-on-year results.
The non-GAAP measures described below are used by Management in making operating decisions, allocating financial resources and for business strategy purposes. These measures may be useful to investors as they provide supplemental information about business performance and provide investors a view of our business results through the eyes of Management. Certain of these measures are also used to evaluate senior management and are a factor in determining their at-risk compensation.
These non-GAAP measures are not intended to be considered by the user in place of the related GAAP measure, but rather as supplemental information to our business results. These non-GAAP measures may not be the same as similar measures used by other companies due to possible differences in method and in the items or events being adjusted.
The Company is not able to reconcile its forward-looking non-GAAP cash flow measure because the Company cannot predict the timing and amounts of discrete items such as acquisition and divestitures, which could significantly impact GAAP results. Note that certain columns and rows may not add due to rounding.
The following measures are provided:
1.	Organic sales growth — page 2
2.	Core EPS and currency-neutral Core EPS — page 3
3.	Adjusted free cash flow productivity — page 4

The Core earnings measures included in the following reconciliation tables refer to the equivalent GAAP measures adjusted as applicable for the following:
•
Intangible asset impairment: In fiscal 2024, the Company recognized a non-cash, after-tax impairment charge of $1.0 billion ($1.3 billion before tax) to adjust the carrying value of the Gillette intangible asset acquired as part of the Company's 2005 acquisition of The Gillette Company. In fiscal 2019, the Company recognized a one-time, non-cash, after-tax charge of $8.0 billion ($8.3 billion before tax) to adjust the carrying values of the Shave Care reporting unit. This was comprised of a before and after-tax impairment charge of $6.8 billion related to goodwill and an after-tax impairment charge of $1.2 billion ($1.6 billion before tax) to reduce the carrying value of the Gillette indefinite-lived intangible assets.

•
Incremental restructuring: The Company has historically had an ongoing level of restructuring activities of approximately $250 - $500 million before tax. In fiscal 2024, the Company started a limited market portfolio restructuring of its business operations, primarily in certain Enterprise Markets, including Argentina and Nigeria, to address challenging macroeconomic and fiscal conditions. During the period ended September 30, 2024, the Company completed this limited market portfolio restructuring with the substantial liquidation of its operations in Argentina. Beginning fiscal 2012, the Company had a strategic productivity and cost savings initiative that resulted in incremental restructuring charges through fiscal 2020. The adjustments to Core earnings include only the restructuring costs above what we believe are the normal recurring level of restructuring costs.

•
Early debt extinguishment charge: In fiscal 2021, 2018 and 2017, the company recorded after tax charges due to early extinguishment of certain long-term debt. These charges represent the difference between the reacquisition price and the par value of the debt extinguished.

•
Gain on dissolution of the PGT Healthcare partnership: The Company dissolved our PGT Healthcare partnership, a venture between the Company and Teva Pharmaceuticals Industries, Ltd (Teva) in the OTC consumer healthcare business, in fiscal 2019. The transaction was accounted for as a sale of the Teva portion of the PGT business and the Company recognized an after-tax gain on the dissolution.

•
Anti-dilutive impacts: The Shave Care impairment charges in fiscal 2019 caused certain equity instruments that are normally dilutive (and hence normally assumed converted or exercised for the purposes of determining diluted net earnings per share) to be anti-dilutive. Accordingly, for U.S. GAAP diluted earnings per share, these instruments were not assumed to be concerted or exercised. Specifically, certain of our preferred shares and share-based equity awards were not included in the diluted weighted average common shares outstanding. As a result of the non-GAAP Shave Care impairment adjustment, these instruments are dilutive for non-GAAP earnings per share.

•
Transitional impacts of the U.S. Tax Act: The U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “U.S. Tax Act”) in December 2017. This resulted in a net charge for the fiscal year 2018. The adjustment to Core earnings includes only this transitional impact. It does not include the ongoing impacts of the lower U.S. statutory rate on pre-tax earnings.

We do not view the above items to be part of our sustainable results, and their exclusion from Core earnings measures provides a more comparable measure of year-on-year results. These items are also excluded when evaluating senior management in determining their at-risk compensation.

Organic sales growth: Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions and divestitures and foreign exchange from year-over-year comparisons. We believe this measure provides investors with a supplemental understanding of underlying sales trends by providing sales growth on a consistent basis. This measure is used in assessing the achievement of management goals for at-risk compensation.

Core EPS and currency-neutral Core EPS: Core net earnings per share, or Core EPS, is a measure of the Company's diluted net earnings per common share (diluted EPS) adjusted for items as indicated. Currency-neutral Core EPS is a measure of the Company's Core EPS excluding the incremental current year impact of foreign exchange. We believe these non-GAAP measures provide a supplemental perspective to the Company’s operating efficiency over time.

Adjusted free cash flow: Adjusted free cash flow is defined as operating cash flow less capital spending and adjusted for certain other items as indicated. Adjusted free cash flow represents the cash that the Company is able to generate after taking into account planned maintenance and asset expansion. Management views adjusted free cash flow as an important measure because it is one factor used in determining the amount of cash available for dividends, share repurchases, acquisitions and other discretionary investment.

Adjusted free cash flow productivity: Adjusted free cash flow productivity is defined as the ratio of adjusted free cash flow to net earnings adjusted as indicated. Management views adjusted free cash flow productivity as useful measures to help investors understand P&G’s ability to generate cash. These measures are used by management in making operating decisions, allocating financial resources and for budget planning purposes. This measure is also used in assessing the achievement of management goals for at-risk compensation.

1. Organic sales growth:
Prior Periods
Total Company	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact/Other*	Organic Sales Growth
FY 2025 Q1-Q3	—%	1%	1%	2%
FY 2024	2%	2%	—%	4%
FY 2023	2%	5%	—%	7%
FY 2022	5%	2%	—%	7%
FY 2021	7%	(1)%	—%	6%
FY 2020	5%	2%	(1)%	6%
FY 2019	1%	4%	—%	5%
FY 2018	3%	(2)%	—%	1%
FY 2017	—%	2%	—%	2%
*Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures, the impact from the July 1, 2018, adoption of new accounting standards for “Revenue from Contracts with Customers”, the impact of India Goods and Services Tax implementation in fiscal 2018 and rounding impacts necessary to reconcile net sales to organic sales.
Nine Months Ended March 31, 2025

	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact/Other*	Organic Sales Growth
Grooming	—%	2%	1%	3%
*Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales
Guidance

Total Company	Net Sales Growth	Combined Foreign Exchange & Acquisition/Divestiture Impact/Other*	Organic Sales Growth
FY 2025 (Estimate)	—%	+2%	+2%
*Combined Foreign Exchange & Acquisition/Divestiture Impact/Other includes foreign exchange impacts, the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.
2. Core EPS and currency-neutral Core EPS:
	Nine Months Ended March 31
	FY 2025	FY 2024
Diluted EPS	$5.03	$4.75
Incremental restructuring	0.33	0.02
Intangible asset impairment	—	0.42
Core EPS	$5.35	$5.19
Percentage change vs. prior period	3%
Note – All reconciling items are presented net of tax. Tax effects are calculated consistent with the nature of the underlying transaction.

Prior Fiscal Years
	Average	FY 2024	FY 2023	FY 2022	FY 2021	FY 2020	FY 2019	FY 2018	FY 2017	FY 2016
Diluted EPS		$6.02	$5.90	$5.81	$5.50	$4.96	$1.43	$3.67	$3.69	$3.49
Intangible asset impairment		0.42					3.03
Incremental restructuring		0.15				0.16	0.13	0.23	0.10	0.18
Early debt extinguishment					0.16			0.09	0.13
Gain on dissolution of PGT partnership							(0.13)
Anti-dilutive impacts							0.06
Transitional impact of U.S. Tax Act								0.23
Core EPS		$6.59	$5.90	$5.81	$5.66	$5.12	$4.52	$4.22	$3.92	$3.67
Percentage change vs. prior period Core EPS	7.9%	12%	2%	3%	11%	13%	7%	8%	7%
Currency impact to earnings		0.23	0.55	0.11	0.04	0.15	0.35	(0.05)	0.15
Currency-Neutral Core EPS		$6.82	$6.45	$5.92	$5.70	$5.27	$4.87	$4.17	$4.07
Percentage change vs. prior period Core EPS		16%	11%	5%	11%	17%	15%	6%	11%
Note – All reconciling items are presented net of tax. Tax effects are calculated consistent with the nature of the underlying transaction.

Guidance
Total Company	Diluted EPS Growth	Impact of Incremental Non-Core Items	Core EPS Growth	Impact of FX	Currency-neutral Core EPS Growth
FY 2025 (Estimate)	+6% to +8%	(4)%	+2% to +4%	1%	+3% to +5%

3. Adjusted free cash flow productivity (dollar amounts in millions):

Twelve Months Ended June 30
Fiscal Year	Operating Cash Flow	Capital Spending	Adjustments to Operating Cash Flow*	Adjusted Free Cash Flow	Net Earnings	Adjustments to Net Earnings**	Net Earnings as Adjusted	Adjusted Free Cash Flow Productivity
2024	$19,846	$(3,322)	$422	$16,946	$14,974	$1,242	$16,216	105%
2023	$16,848	$(3,062)	$225	$14,011	$14,738	—	$14,738	95%
2022	$16,723	$(3,156)	$225	$13,792	$14,793	—	$14,793	93%
2021	$18,371	$(2,787)	$225	$15,809	$14,352	$427	$14,779	107%
2020	$17,403	$(3,073)	$543	$14,873	$13,103	—	$13,103	114%
2019	$15,242	$(3,347)	$235	$12,130	$3,966	$7,625	$11,591	105%
2018	$14,867	$(3,717)	—	$11,150	$9,861	$845	$10,706	104%
2017	$12,753	$(3,384)	$418	$9,787	$15,411	$(4,990)	$10,421	94%
2016	$15,435	$(3,314)	—	$12,121	$10,604	$(72)	$10,532	115%
2015	$14,608	$(3,736)	$729	$11,601	$7,144	$4,187	$11,331	102%
10-Year Average				$13,222			$12,821	103%
* Adjustments to Operating Cash Flow include transitional tax payments resulting from the U.S. Tax Act in fiscals 2024, 2023, 2022, 2021, 2020 and 2019; tax payments related to the Merck OTC Consumer Healthcare acquisition in fiscal 2020; tax payments related to the Beauty Brands divestiture in fiscal 2017; and tax payments related to the Pet Care divestiture in fiscal 2015.
** Adjustments to Net Earnings include the Gillette intangible asset impairment charge and non-cash charge for accumulated foreign currency translation losses due to the substantial liquidation of operations in certain Enterprise Markets including Nigeria in fiscal 2024; early debt extinguishment charges in fiscal 2021; Shave Care impairment charges and the gain on the dissolution of the PGT Healthcare partnership in fiscal 2019; transitional impact of the U.S. Tax Act in fiscal 2018; losses on early debt extinguishment in fiscals 2018 and 2017; the gain on the sale of the Beauty Brands business in 2017; the gain on the sale of the Batteries business in fiscal 2016; the Batteries business impairment charges in fiscals 2016 and 2015; and the Venezuelan deconsolidation charge in fiscal 2015.